EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS







We hereby consent to all references to Ryder Scott Company, L.P. in Alliant Energy Corporation's Form 10-K and to the incorporation by reference into Alliant Energy Corporation's previously filed Registration Statements on Form S-8 (Nos. 333-41485, 333-46735, 333-51126 and 333-92783) and Form S-3 (Nos.
333-26627, 333-65674 and 333-70964).



                               /s/ Ryder Scott Company, L.P.
                               -----------------------------
                                    Ryder Scott Company, L.P.

March 19, 2002